UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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LIONBRIDGE TECHNOLOGIES, INC.

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Lionbridge Technologies, Inc.

Explanatory Note

On January 17, 2017, Lionbridge Technologies, Inc. (“Lionbridge”) filed Amendment No. 1 (“Amendment No. 1”) to its preliminary proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 5, 2017 (the “Preliminary Proxy Statement”) to amend and supplement disclosure in the Preliminary Proxy Statement. The Preliminary Proxy Statement relates to the special meeting of Lionbridge stockholders at which Lionbridge stockholders will be asked to consider and vote upon a proposal to adopt a merger agreement pursuant to which LBT Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of LBT Acquisition, Inc. (“Parent), would be merged with and into Lionbridge (the “merger”), and other related proposals. This filing is being made by Lionbridge to highlight the disclosure that was amended or supplemented in the Preliminary Proxy Statement by Amendment No. 1. By filing Amendment No. 1, or by making this filing, Lionbridge is not indicating that the Preliminary Proxy Statement contained any material misstatements. The changes highlighted below are the only changes that were made by Amendment No. 1 to the Preliminary Proxy Statement. Capitalized terms used but not defined herein shall be as defined in the Preliminary Proxy Statement and Amendment No. 1.

(a) The discussion contained under the heading “The Merger – Background of the Merger” beginning on page 26 of Amendment No. 1 was amended, supplemented and restated in its entirety by Amendment No. 1 as follows (strike through text below indicates deleted text; bold and underlined text below indicates added text):

Background of the Merger

Our Board of Directors and management regularly review our long-term strategy and objectives in light of our financial condition, developments in the industries in which we operate, evolving technology trends and advancements, developments in the markets in which we provide services and demand trends of customers to whom we provide services. This process has included evaluating prospects and options relating to our business and markets, organic initiatives, and possible strategic transactions, such as acquisitions, financings and business combination transactions, in each case with the goal of enhancing stockholder value.

In addition, from time to time, we have received unsolicited inquiries from, or introductions to, various parties who have expressed a desire to discuss whether there would be mutual interest in a potential strategic transaction involving Lionbridge, including strategic parties and financial sponsors who have engaged or sought to engage in discussions with other companies within our industry.

In December 2015, in light of certain market opportunities arising as a result of recent merger and acquisition activity in the translation and interpretation services industry, we received inquiries from two strategic parties (“Party X” and “Party Y”) regarding our interest in a potential business combination. On December 17, 2015, we entered into a confidentiality agreement with Party X, which agreement included customary non-disclosure and non-use provisions, but no standstill provision.

In the first quarter of 2016, certain financial sponsor parties, including H.I.G. and a second financial sponsor party (“Party A”), separately made inquiries to us seeking to ascertain our interest in a potential strategic transaction, and in connection with these inquiries requested confidential information concerning our business.

During a regularly scheduled meeting of the Board of Directors held on January 28 and January 29, 2016, our Board of Directors discussed the interest we had received from various parties. At this meeting, our Board of Directors discussed recent merger and acquisition activity in the industry, as well as the challenges facing Lionbridge, including our ability to access capital to fund acquisitions and efforts to diversify our suite of service offerings and customer base and our capacity to compete with evolving technologies in the industry. In light of these risks and the renewed interest in the merger and acquisition activities in the industry, the members of our Board of Directors were supportive of management continuing to engage in preliminary and introductory discussions with the various parties who had expressed general interest in a potential strategic transaction.

On February 5, 2016, we entered into a confidentiality agreement with Party Y, which agreement included customary non-disclosure, non-use and standstill provisions (which standstill provisions would expire upon public announcement by Lionbridge that it entered into a definitive agreement for a business combination).

Over the course of the first quarter of 2016, we engaged in preliminary, high-level discussions with Party X and Party Y, including discussion of the possible cost-synergies and consolidation opportunities of a strategic combination. In early February, Party X indicated that it was no longer interested in pursuing a strategic transaction with Lionbridge and discussions between the parties terminated. Similarly, in mid-March 2016, Party Y indicated that a combination with Lionbridge would not align with Party Y’s strategic direction and discussions between the parties terminated.

On March 30 and April 5, 2016, we had separate meetings with each of Party A and H.I.G. at which we presented financial and other Company-related information, all of which was limited to publicly available information. Following these initial meetings, on April 5, 2016, we entered into a confidentiality agreement with Party A, and on April 11, 2016, we entered into a confidentiality agreement with H.I.G., which agreements included customary non-disclosure, non-use and standstill provisions (which standstill provisions would expire upon public announcement by Lionbridge that it entered into a definitive agreement for a business combination).

Thereafter, during April 2016, our management, including Rory J. Cowan, our chairman and chief executive officer, engaged in additional preliminary conversations with H.I.G. and Party A. Mr. Cowan reported such discussions with H.I.G. and Party A to our Board of Directors.

On April 27 and 28, 2016, during a regularly scheduled meeting of the Board of Directors, Mr. Cowan reported to our Board of Directors on the introductory and high-level discussions management had engaged in with certain parties who had expressed an interest in pursuing a strategic transaction with Lionbridge, including H.I.G. and Party A. At this meeting, our Board of Directors discussed our long-range plan and prospects, and a number of material factors affecting our business. These factors included organic growth and business development opportunities, customer concentration, end-market diversification, revenue predictability (including the volatility of revenue from quarter to quarter from our largest customers and the multi-year decline in revenue from our largest customer), and price pressure in the core technology customer base that comprises a large portion of our revenue. In addition, our Board of Directors noted competitive pressure, technological advancements in or impacting the industry, pricing strategies and our ability to carry out restructuring activities away from higher-cost markets. Our Board of Directors also discussed material execution risks, including our access to capital to fund acquisitions, technological advances and efforts to diversify our suite of service offerings and customer base, the pace of our restructuring activities and our capacity to compete with evolving technologies in the industry. Our Board of Directors also considered whether now would be an appropriate time to consider exploration of a sale transaction if the price and other terms of such a transaction are in the best interests of our stockholders. At this meeting, Mr. Cowan provided our Board of Directors with a forecast of our results of operations for 2016 and a preliminary forecast for future revenues and adjusted EBITDA which had been prepared by management, as more fully described under the heading “—Projected Financial Information” below. Our Board of Directors authorized management to engage in further preliminary discussions with H.I.G. and Party A, and any other potential acquirors who may approach us to further ascertain their respective levels of interest in pursuing a strategic transaction with Lionbridge. In executive session, our Board of Directors discussed forming a special committee of independent and disinterested directors (the “Special Committee”) to review any strategic opportunities that may be presented to us, and to make a recommendation to the full Board of Directors as to the advisability of pursuing any such opportunities. Our Board of Directors noted that, although there were no known actual conflicts at the time, because of the potential for management conflicts of interest to arise in the context of a potential sale to a financial sponsor, it would be prudent to form a Special Committee of independent and disinterested directors to direct the strategic process on behalf of our Board of Directors. Our Board of Directors discussed the scope of the Special Committee’s authority and determined that if H.I.G., Party A, or other viable potential acquirors expressed serious interest in proceeding into substantive discussions, our Board of Directors would formally establish the Special Committee. Our Board of Directors also discussed whether to engage a financial advisor, noting that in the past, after interviewing several candidates, it had engaged Union Square Advisors LLC (“Union Square”) to advise on potential strategic opportunities.

During May and June 2016, we continued to engage in high-level discussions with H.I.G. and Party A to gauge their interest in pursuing a potential acquisition of Lionbridge. These discussions included a focus on our historical revenue trends, cost and delivery models associated with our various service offerings, the impact of technology on our translation business, cost-cutting initiatives we had taken and the benefits of such actions.

In June 2016, another financial sponsor party (“Party B”) separately contacted Mr. Cowan to ascertain our interest in a potential strategic transaction, and on June 19, 2016, we entered into a confidentiality agreement with Party B, which agreement included customary non-disclosure, non-use and standstill provisions (which standstill provisions would expire upon public announcement by Lionbridge that it entered into a definitive agreement for a business combination).

Also during May and June 2016, H.I.G., Party A and Party B were provided with management’s current financial forecasts.

Following Party B’s contact, Mr. Cowan reported such discussions with H.I.G., Party A and Party B to our Board of Directors.

Subsequent to and in light of such discussions, on July 8, 2016, our Board of Directors unanimously formed, and appointed Guy L. de Chazal, Edward A. Blechschmidt and Claude P. Sheer to, the Special Committee, and appointed Mr. de Chazal as chairman. Our Board of Directors delegated to the Special Committee the authority to (a) consider and evaluate all proposals that we might receive in connection with a possible sale or other business transaction involving all or substantially all of our equity or assets on a consolidated basis, (b) participate in and direct the negotiation of the material terms and conditions of any such transaction, (c) consider any alternatives to any such transaction, including our continuing to operate as an independent company, and (d) recommend to our Board of Directors the advisability of entering into a definitive agreement with respect to any such transaction. Throughout the Special Committee’s evaluation of a potential sale of Lionbridge, the Special Committee met frequently via telephone calls for formal meetings, but its members were also in regular informal communication with its advisors and with each other.

The following week, another financial sponsor party (“Party C”) contacted Mr. Cowan to ascertain our interest in a potential strategic transaction given their interest in and involvement with other strategic opportunities in the localization and interpretation industry, and we were also approached by an investment bank who introduced us to another financial sponsor with interest in our industry (“Party D”) who had expressed interest in pursuing a potential strategic transaction with Lionbridge.

On July 8, 2016, we had an introductory and high-level meeting with Party B, and on July 12, 2016, Party B informed us that it would not be pursuing further discussions with us as an acquisition of Lionbridge would not be aligned with the stage of company in which Party B typically invests.

On July 14, 2016, the Special Committee held a telephonic meeting to discuss the various inquiries and preliminary indications of interest that we had received and the preliminary and introductory discussions that management had undertaken with H.I.G., Party A, Party B, Party C and Party D. By invitation of the Special Committee, Mr. Cowan participated for a portion of such meeting. At this meeting, the Special Committee engaged in a general discussion concerning our standalone strategic business plan, including the plan’s operational, financial and strategic elements, and the translation and interpretation industry generally, noting the increased merger and acquisition activity within the translation and interpretation industries. As part of this discussion, the Special Committee discussed our long-range plan and prospects, and a number of material factors affecting our business. These factors included organic growth and business development opportunities, customer concentration, end-market diversification, revenue predictability (including the volatility of revenue from quarter to quarter from our largest customers and the multi-year decline in revenue from our largest customer), and price pressure in the core technology customer base that comprises a large portion of our revenue. In addition, the Special Committee noted competitive pressure, technological advancements in or impacting the industry, pricing strategies and our ability to carry out restructuring activities away from higher-cost markets. The Special Committee also discussed material execution risks, including our access to capital to fund acquisitions, technological advances and efforts to diversify our suite of service offerings and customer base, the pace of our restructuring activities and our capacity to compete with evolving technologies in the industry. The Special Committee concluded that in light of the risks and challenges facing Lionbridge, we should continue to respond to the inquiries of the various interested parties to assess their interest in a potential acquisition of Lionbridge, but cautioned that any potential buyer must demonstrate financial capacity to complete an acquisition of a company of Lionbridge’s size. Additionally, the Special Committee also discussed the fact that, if we were to engage in substantive discussions with a potential buyer, the Special Committee would have to consider whether, and at what point it might be advisable to, approach and discuss a potential sale transaction with additional financial and strategic potential buyers. The Special Committee also concluded that it would further review our standalone strategic business plan. The Special Committee discussed the advisability of engaging an investment banker to assist the Special Committee in its evaluation of a potential sale transaction, and decided that Mr. de Chazal should contact Union Square and two other investment banking firms about a possible engagement, but decided to defer a decision on this matter unless and until we were to receive a serious indication of interest from one or more parties.

Between July 14 and July 26, 2016, we engaged in high-level introductory meetings with Party C and Party D, and continued our high-level discussions with H.I.G. and Party A, regarding the parties’ respective interests in pursuing a potential strategic transaction with Lionbridge. These discussions focused on historical revenue trends, cost and delivery models associated with our various service offerings, the impact of technology on our translation business, growth opportunities of our other service offerings, demand trends within our large client accounts, as well as our cost cutting initiatives taken and the benefits of such actions.

On July 22, 2016, H.I.G. submitted a preliminary indication of interest, which included an all-cash purchase price of $5.50 per share and a request that we engage in exclusive negotiations relating to a business combination with H.I.G. for a period of at least 30 days (the “July 22 H.I.G. Proposal”). The July 22 H.I.G. Proposal indicated that H.I.G. intended to finance the merger consideration with a combination of third-party debt and equity capital from H.I.G. H.I.G. also noted in the July 22 H.I.G. Proposal that as a financial investor H.I.G. relies on skilled management and accordingly its proposal assumed that our management would remain in place following the closing.

On July 26, 2016, the Special Committee held a telephonic meeting with a representative of Goodwin Procter LLP, the Company’s outside legal counsel, to review the July 22 H.I.G. Proposal and our recent discussions with Party A, Party B, Party C and Party D. By invitation of the Special Committee, Mr. Cowan participated for a portion of such meeting. The Special Committee discussed the advisability of engaging an investment banker to assist the committee in its evaluation of a potential sale transaction. The Special Committee also discussed the financial advisor selection process and invited representatives from Union Square to present to the Special Committee Union Square’s qualifications and preliminary perspectives regarding our business and the July 22 H.I.G. Proposal. During this presentation, Union Square provided an overview of process considerations with respect to a proposed sale of Lionbridge, provided preliminary views on valuation and outlined a list of parties who Union Square viewed as our logical acquirors. The list of parties presented by Union Square included Party X, Party Y, H.I.G., Party A, Party B, Party C and Party D, together with other strategic and financial sponsor parties, some of whom had previously engaged in preliminary and high-level conversations with us without proceeding to any discussions under, or entering into, a confidentiality agreement. Union Square also discussed with the Special Committee whether the Special Committee should consider expanding the universe of parties with which we were engaging, including parties whom we had spoken to in the past as well as new parties, in particular those who have experience acquiring, or have expressed an interest in acquiring, businesses similar to Lionbridge, and those parties who have expressed a general interest and have experience in businesses similar to that of Lionbridge. The Special Committee again noted that any potential buyer must demonstrate financial capacity to complete an acquisition of a company of Lionbridge’s size and the ability to proceed expeditiously. Union Square was then excused from the meeting and the Special Committee considered and ultimately determined to engage Union Square to assist the Special Committee in its review of strategic alternatives. Before making such determination, the Special Committee discussed potential conflicts of interest that Union Square may have with certain potential interested parties, and in light of its relationship with management, in particular, the Special Committee noted that Union Square had provided financial advisory services to H.I.G. in connection with an unrelated acquisition transaction. The Special Committee’s decision to engage Union Square was based on Union Square’s familiarity with Lionbridge and the industry generally, and its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally and its experience in company sale transactions, as well as the Special Committee’s belief that Union Square would act independently and in the best interests of Lionbridge. Also at this meeting, Mr. Cowan presented the Special Committee with a preliminary forecast of our results of operations for the remainder of 2016 and a preliminary forecast for future revenues and adjusted EBITDA which had been prepared by management, as more fully described under the heading “—Projected Financial Information” below, and which forecasts were used as the basis for Union Square’s preliminary views on valuation presented at this meeting. Mr. Cowan also reported that these preliminary forecasts had been, and would be, provided to parties interested in exploring a potential acquisition of Lionbridge following execution of a confidentiality agreement in favor of Lionbridge. The Special Committee instructed management to execute an engagement letter with Union Square on the terms discussed at this meeting. The Special Committee also concluded that we should contact a limited number of additional parties to gauge their interest in a potential acquisition of Lionbridge and that such parties should be identified with the assistance of Union Square. Finally, the Special Committee determined that the offer price contained in the July 22 H.I.G Proposal did not adequately value Lionbridge and that, given the early stage of discussions between us and H.I.G., it would be inappropriate to grant H.I.G. exclusivity at this time. The Special Committee authorized Union Square to communicate these conclusions to H.I.G. and that we remained open to having a continued dialogue in an effort to obtain improved terms from H.I.G.

On July 27, during a regularly scheduled meeting of our Board of Directors, the Special Committee reported to our Board of Directors on its exploration of a possible sale transaction, noting that it had determined to engage Union Square and reporting to our Board of Directors on recent discussions and outreach to the various potential acquirors. As part of this meeting, Mr. de Chazal updated our Board of Directors regarding the parties engaged in the process to date, including the Special Committee’s decision to instruct Union Square to contact a limited number of additional parties who could be viable acquirors of Lionbridge. The members of the Special Committee noted to our Board of Directors their concerns about potential disruptions to our business, the risk of leaks that might arise from approaching potential acquirors within the industry and the impact on our business that could result from any such leaks, including the impact on customer relationships and the possible loss of employees resulting from uncertainty over our future. The Special Committee also expressed its desire to avoid a protracted process given the potential disruptions to our business and to focus on potential buyers who could make the financial commitment necessary to acquire a company of our size and conclude a transaction expeditiously. The Special Committee recommended, and our Board of Directors concurred, that the Special Committee should work with Union Square to identify a list of our most likely acquirors not already engaged in the process, including both strategic parties and financial sponsors, and to further instruct Union Square to reach out to such parties to gauge their interest in exploring a potential acquisition of Lionbridge. The Special Committee also advised our Board of Directors of the committee’s conclusions regarding the July 22 H.I.G. Proposal and the Board concurred with those conclusions.

On July 28, 2016, the Special Committee entered into a customary letter agreement formally engaging Union Square as its financial advisor with respect to the consideration and evaluation of a potential sale of the Lionbridge. The Special Committee instructed Union Square to formally engage with the parties who had entered into confidentiality agreements and pursued meetings with us to date, including to set a firm bid deadline for mid-August for such parties to submit preliminary indications of interest and to distribute a formal process letter to such parties with instructions for such submissions. Also on July 28, 2016, at the request of and with input from the Special Committee, Union Square identified a list of who it and the Special Committee believed to be our most viable acquirors given the parties’ access to cash or debt and equity financing, industry focus, potential synergies, investment philosophies and experience in acquiring or otherwise engaging in strategic transactions with publicly traded companies of the size and nature of Lionbridge, which list included three additional parties, all of whom were financial sponsors given that Party X and Party Y, the two most logical strategic parties identified by Union Square and the Special Committee, had already declined to pursue a business combination with Lionbridge.

From July 29, 2016 through August 3, 2016, Union Square was introduced to H.I.G., Party A, Party C and Party D. Also during such time, Union Square contacted the three additional financial sponsor parties identified by the Special Committee, two of whom expressed an interest in pursuing a possible acquisition of Lionbridge (“Party E” and “Party F”).

On August 3, 2016, we entered into separate confidentiality agreements with Party E and Party F, which agreements included customary non-disclosure, non-use and standstill provisions (which standstill provisions would expire upon public announcement by Lionbridge that it entered into a definitive agreement for a business combination).

During the first two weeks of August, at the direction of the Special Committee, Union Square coordinated business meetings, in which management participated in order to provide information regarding our business, with H.I.G., Party A, Party C, Party D, Party E and Party F.

On August 8, 2016, Party C informed Union Square that, although it continued to view Lionbridge as being aligned with Party C’s strategic philosophy, it was not in a position to pursue an acquisition of Lionbridge at that time given Party C’s other merger and acquisition activities. Also on August 8, 2016, H.I.G., Party A, Party D, Party E and Party F were provided with updated forecasts that had been prepared by management to reflect our actual performance for fiscal year 2016 to date, as more fully described under the heading “—Projected Financial Information” below.

On August 10, 2016, Union Square distributed an instruction letter to H.I.G., Party A, Party D, Party E and Party F requesting that each party submit a detailed proposal for an acquisition of Lionbridge by August 18, 2016, addressing, among other things, price and form of consideration, valuation, sources and structures of financing, material conditions, including required approvals, and focus areas for due diligence.

On August 11, 2016, the Special Committee held a telephonic meeting with representatives from Union Square and Goodwin Procter. By invitation of the Special Committee, Mr. Cowan participated for a portion of the meeting. The purpose of this meeting was to review recent discussions with H.I.G., Party A, Party C, Party D, Party E and Party F, as well as some high level discussions with other potential bidders who had expressed an interest in exploring an acquisition of Lionbridge, but who had not entered into a confidentiality agreement. After a review of these discussions, the Special Committee again considered whether it might be advisable to approach and discuss a potential sale transaction with additional third parties beyond the parties who had been contacted to date. The Special Committee discussed the potential risks and benefits of engaging with additional parties in the process. In particular, the Special Committee considered the potential disruptions to our business, the risk of leaks that might arise from approaching potential acquirors within the industry and the impact on our business that could result from any such leaks, including the impact on customer relationships and the possible loss of employees resulting from uncertainty over our future. The Special Committee also discussed the potential need to disclose sensitive, proprietary and confidential information to competitors and potential competitors if additional parties were to be contacted. The Special Committee also noted that the parties involved in the process to date included those parties whom the Special Committee, after receiving the perspectives of Union Square and management, believed were the most logical and viable acquirors given their access to debt and equity financing, industry focus, potential synergies, investment philosophies and experience in acquiring publicly traded companies of the size and nature of Lionbridge. As part of this meeting, the Special Committee also discussed management’s current forecasts and our long-range plan and prospects, as well as a number of material factors affecting our business, including organic growth and business development opportunities, customer concentration, end-market diversification, revenue predictability and the volatility of revenue from quarter to quarter from our largest customers and the multi-year decline in revenue from our largest customer, price pressure in the core technology customer base that comprises a large portion of our revenue, competitive pressure, technological advancements in or impacting the industry, pricing strategies and our ability to carry out restructuring activities away from higher-cost markets. The Special Committee noted the material execution risks, including our access to capital to fund acquisitions, technological advances and efforts to diversify our suite of service offerings and customer base, the pace of our restructuring activities and our capacity to compete with evolving technologies in the industry. The Special Committee also concluded that there were not likely to be any logical acquirors, either strategic buyers or financial sponsors, with the financial capacity to complete a transaction and who could differentiate themselves from the parties with whom we were or had previously engaged. After this discussion and in light of the risks associated with engaging with a larger group of potential bidders, particularly strategic acquirors given the Special Committee’s concern regarding the disclosure of competitively sensitive information, the Special Committee determined to proceed with exploring a sale process with H.I.G., Party A, Party D, Party E and Party F, but not to pursue or engage in discussions with other potential acquirors at this time.

Between August 11, 2016 and August 18, 2016, at the direction of the Special Committee, Union Square coordinated business meetings and telephone calls, at and in which management participated, in order for H.I.G., Party A, Party D, Party E and Party F to conduct additional due diligence. Although the Special Committee instructed Union Square to work with management to provide information that was requested by the parties in conducting their business diligence and to prepare a virtual data room containing materials that would enable a potential buyer to undertake comprehensive due diligence, the Special Committee decided that until proposals were received containing terms that the Special Committee believed could lead to a proposal in the best interests of Lionbridge stockholders, the Special Committee was not prepared to provide full access to our competitively sensitive information.

On or prior to the August 18th bid deadline, Party A, Party E and Party F indicated that they would not be submitting an indication of interest. Party A indicated it did not believe it could submit an offer at a meaningful premium to our then-current share price, but indicated a willingness to re-engage subsequently in the process if appropriate. Party E declined to submit an indication of interest because it did not believe it would be able to differentiate itself and make a competitive proposal. Party F declined to submit an indication of interest, stating it did not believe it could be an aggressive bidder and did not want to unnecessarily consume its or our management’s time and resources. H.I.G. submitted a second written indication of interest on August 18, 2016 confirming its all-cash purchase price of $5.50 per share and proposing that we negotiate exclusively with H.I.G. for a period of at least 30 days (the “August 18 H.I.G. Proposal”). The August 18 H.I.G. Proposal also indicated that H.I.G. intended to finance the merger consideration with a combination of third-party debt and equity capital from H.I.G., included a limited set of remaining due diligence requests and indicated that it could complete such due diligence review within three weeks (assuming sufficient access to management). H.I.G. also noted in the August 18 H.I.G. Proposal that as a financial investor H.I.G. relies on skilled management and accordingly its proposal assumed that our management would remain in place following the closing.

On August 19, 2016, Party D submitted a written indication of interest with an all-cash purchase price of $6.07 per share (the “August 19 Party D Proposal”). The August 19 Party D Proposal did not request exclusivity, indicated that Party D intended to finance the merger consideration with a combination of third-party debt and equity capital from its own managed funds, indicated that one of the most attractive features of this transaction for Party D was the management team, included a set of due diligence requests and suggested that it could complete diligence and finalize deal terms within six weeks. On August 21, 2016, a representative of Union Square informed H.I.G. by telephone that it had not submitted the highest all-cash purchase price per share and that the Special Committee would be holding a meeting on August 24, 2016 to assess the indications of interest that had been received by multiple parties. In a telephone call the morning of August 24, 2016, in advance of the Special Committee meeting, H.I.G. indicated it was willing to increase its offer to $5.60 per share, which it confirmed in writing (the “August 24 H.I.G. Proposal”). Other than to increase its offer to $5.60 per share, the August 24 H.I.G. Proposal was the same as the August 18 H.I.G. Proposal.

On August 24, 2016, the Special Committee held a telephonic meeting with representatives from Goodwin Procter to review the indications of interest submitted by H.I.G. and Party D, and recent discussions with Party A, Party E and Party F. By invitation of the Special Committee, Union Square and Mr. Cowan participated for a portion of the meeting. The Special Committee discussed the merits and risks of the August 24 H.I.G. Proposal and the August 19 Party D Proposal, including to note that, although the August 19 Party D Proposal included a higher offer price than that of the August 24 H.I.G. Proposal, the August 19 Party D Proposal included and was conditioned upon the results of a significant number of diligence requests and would likely require a longer timeline to signing. In particular, the August 19 Party D Proposal provided that it would take Party D six weeks to, among other things: (a) assess the sustainability of the growth trajectory for each of our business segments, including detailed customer-by-customer pipeline reviews and backlog analysis, (b) assess the sustainability of operating margins for each segment, including review of business model and pricing strategy for each segment and (c) complete a strategic planning workshop focused on acquisition options by segment, including a review of financial performance for previous acquisitions. In comparison, the August 24 H.I.G. Proposal indicated that H.I.G. would need three weeks to complete its quality of earnings review and that the balance of its diligence was primarily confirmatory in nature. Union Square also noted that it believed that Party D and its advisors had not engaged in as much due diligence to date as H.I.G. and its advisors. Given that the August 24 H.I.G. Proposal contained an offer price lower than that of the August 19 Party D Proposal, the early stage in the process and that the Special Committee believed the offer price did not adequately value Lionbridge, the Special Committee concluded that it would be inappropriate to grant H.I.G. exclusivity at this time. The Special Committee directed Union Square to communicate this conclusion to H.I.G., as well as to convey to Party D the Special Committee’s concerns regarding the conditionality and outstanding due diligence items reflected in the August 19 Party D Proposal. The Special Committee also authorized Union Square to indicate to H.I.G. and Party D that we remained open to having a continued dialogue in an effort to obtain improved terms from each party. The Special Committee also instructed Union Square to share with each of H.I.G. and Party D a draft merger agreement prepared by Goodwin Procter.

On August 25, 2016, H.I.G. and Party D were provided with full access to our virtual data room to undertake additional due diligence. On August 26, 2016, Union Square provided each of H.I.G. and Party D with the draft merger agreement and our accompanying disclosure schedules.

Between August 26, 2016 and September 7, 2016, members of management, Union Square and Goodwin Procter engaged in various discussions and meetings with H.I.G. and Party D and their respective advisors in an effort to obtain improved terms from both parties. During this time, Union Square shared drafts of an equity commitment letter and limited guarantee that had been prepared by Goodwin Procter with each of H.I.G. and Party D. In addition, during this time, informal discussions were held with the members of the Special Committee, Union Square and Goodwin Procter, with input from management, and the Special Committee instructed Union Square to formally request final proposals from H.I.G. and Party D through a second bid process letter.

On September 7, 2016, each of H.I.G. and Party D participated in separate meetings with representatives of Union Square and Lionbridge at which our management presented to representatives from selected lending banks with whom the parties had respectively engaged.

Also on September 7, 2016, Union Square distributed an instruction letter to H.I.G. and Party D advising each that it should submit a detailed and final proposal to acquire Lionbridge by September 21, 2016, addressing, among other things, price and form of consideration, valuation, sources and structures of financing, a mark-up of the merger agreement and our accompanying disclosure schedules, assumptions and required approvals, and noting that diligence should be complete by the bid deadline.

On September 13, 2016, the Special Committee held a telephonic meeting with representatives of Goodwin Procter to review recent discussions with H.I.G. and Party D. By invitation of the Special Committee, representatives of Union Square and Mr. Cowan participated for a portion of such meeting. During this meeting, the Special Committee received an update from Union Square in regard to the status of discussions with H.I.G. and Party D, including the parties’ diligence efforts. The Special Committee also discussed timing and next steps, and what additional messaging and feedback Union Square should deliver to the parties in advance of the September 21, 2016 bid deadline.

Between September 13 and September 21, 2016, Union Square, at the direction of the Special Committee, continued to engage with H.I.G. and Party D, including to facilitate, with management, additional due diligence efforts.

On September 21, 2016, Party D submitted a revised indication of interest, including a debt commitment letter, mark-ups of the merger agreement, equity commitment letter and guarantee and a request for 60 days of exclusivity, indicating that one of the most attractive features of this transaction for Party D was the management team, but indicating that Party D was not in a position to provide a firm price at such time (the “September 21 Party D Proposal”). The September 21 Party D Proposal included a limited set of additional due diligence items. Party D communicated to Union Square that it would need more information and understanding of third quarter 2016 and full year 2016 financial performance in order to provide a firm price.

On September 21, 2016, a representative of H.I.G. informed Union Square that it needed time to finalize its quality of earnings assessment and had additional diligence and discussions with its potential debt financing sources to complete, and therefore would not be in a position to submit a full bid package until the week of September 26, 2016.

Between September 22, 2016 and September 29, 2016, at the direction of the Special Committee, Union Square coordinated, with the assistance of management, telephone calls and materials to address H.I.G.’s and Party D’s ongoing due diligence efforts. During this period, Union Square informed Party D that it would need to provide a firm price in order for the Special Committee to consider its bid. Party D informed Union Square that it expected to significantly reduce its offer price given its expectations for our third quarter 2016 and full year 2016 financial results. On September 29, 2016, H.I.G. submitted a revised indication of interest, including an all-cash purchase price of $5.70 per share, a debt commitment letter, mark-ups of the merger agreement and our accompanying disclosure schedules and a request for at least ten days of exclusivity to complete negotiations of the definitive agreements and a limited set of due diligence items (the “September 29 H.I.G. Proposal”). H.I.G. also noted in the September 29 H.I.G. Proposal that as a financial investor H.I.G. relies on skilled management and accordingly its proposal assumed that our management would remain in place following the closing. Union Square continued to encourage Party D to submit a proposal with a firm and attractive price in order for Party D’s proposal to be considered by the Special Committee.

On October 2, 2016, the Special Committee held a telephonic meeting with representatives from Goodwin Procter to review the September 21 Party D proposal and the September 29 H.I.G. Proposal. By invitation of the Special Committee, representatives of Union Square and Mr. Cowan participated for a portion of such meeting. During this meeting, the Special Committee discussed the terms and conditions of the two revised proposals, noting that the September 21 Party D Proposal no longer contained a firm offer price. The Special Committee also discussed the risks and benefits to us of entering into exclusive negotiations with H.I.G. at this time, and concluded that it would not be appropriate to grant H.I.G. exclusivity at this time principally because of the possibility that Party D could propose greater value than H.I.G. if Party D were permitted to complete its diligence. The Special Committee discussed next steps and messaging to H.I.G., Party D and the other parties, including to inform H.I.G. that the Special Committee was unwilling to grant exclusivity to H.I.G. at this time. The Special Committee also authorized Union Square to indicate to H.I.G. and Party D that we remained open to having a continued dialogue in an effort to obtain improved terms from both parties through the submission of final and best proposals.

Between October 2, 2016 and October 19, 2016, Union Square coordinated, with the assistance of management, H.I.G.’s and Party D’s ongoing due diligence. During this period, representatives of Goodwin Procter and Kirkland & Ellis LLP, legal counsel to H.I.G., engaged in discussions concerning the terms of the merger agreement and related transaction documents. On October 12, 2016, Mr. de Chazal and representatives of Union Square and Goodwin Procter and Mr. Cowan participated in a telephone conference call during which Mr. de Chazal, with the input of Union Square and Goodwin Procter, instructed Union Square to ask each of H.I.G. and Party D to confirm its bid prior to a Special Committee meeting scheduled for October 19, 2016, which message Union Square delivered to Party D and H.I.G. on October 13 and October 14, 2016, respectively.

On October 14, 2016, we provided H.I.G. and Party D with updated forecasts that had been prepared by management to reflect our actual performance for fiscal year 2016 to date and including the views of Wall Street analysts, as more fully described under the heading “—Projected Financial Information” below.

On October 14, 2016, Party D informed Union Square that it was concerned about our third quarter 2016 performance and our ability to achieve our fourth quarter forecast. Party D also indicated that it would require additional information concerning our forecasted results and customer pipeline before Party D could revise its bid, and thus Party D would not be providing a bid for the Special Committee’s consideration at its October 19 meeting and indicated it would submit a letter to that effect.

On October 18, 2016, H.I.G. informed Union Square that it would not be able to confirm its bid until it received additional information regarding our third quarter 2016 financial performance, which information it needed to finalize its quality of earnings assessment, and that it would need to complete its evaluation of the revised fourth quarter forecast. H.I.G. indicated that it expected to submit a confirmed proposal promptly after the receipt of such information. As part of this discussion, H.I.G. expressed concern about our revenue growth and expected benefits from our recent acquisitions.

On October 19, 2016, the Special Committee held a telephonic meeting with representatives from Goodwin Procter to review recent discussions with H.I.G. and Party D. By invitation of the Special Committee, representatives of Union Square and Mr. Cowan participated for a portion of such meeting. During this meeting, the Special Committee discussed the status of discussions with H.I.G. and Party D. In particular, the Special Committee expressed concern that if the process were to continue on a protracted time frame, it could strain and distract management from the day-to-day operations of our business. The Special Committee also reviewed and discussed our long-range plan and prospects, and a number of material factors affecting our business. These factors included organic growth and business development opportunities, customer concentration, end-market diversification, revenue predictability (including the volatility of revenue from quarter to quarter from our largest customers and the multi-year decline in revenue from our largest customer), and price pressure in the core technology customer base that comprises a large portion of our revenue. In addition, the Special Committee noted competitive pressure, technological advancements in or impacting the industry, pricing strategies and our ability to carry out restructuring activities away from higher-cost markets. The Special Committee also discussed material execution risks, including our access to capital to fund acquisitions, technological advances and efforts to diversify our suite of service offerings and customer base, the pace of our restructuring activities and our capacity to compete with evolving technologies in the industry. Union Square also presented the Special Committee with its preliminary views on adjusted EBITDA multiples based on management’s current forecasts and the views of Wall Street analysts. The Special Committee also discussed timing and next steps, and what additional messaging and feedback should be delivered to the parties, concluding that no representative of Lionbridge should reach out to H.I.G. in order to pressure H.I.G. to finalize a complete and firm bid proposal.

On October 21, 2016, a representative of H.I.G. contacted Mr. de Chazal by telephone. During that conversation, Mr. de Chazal informed H.I.G. that if it wanted to succeed as the winning bidder it would need to deliver a revised, complete and firm bid proposal prior to the meeting of our Board of Directors scheduled for October 27, 2016.

On October 24, 2016, Party D delivered a letter to Union Square confirming its continued interest in pursuing a transaction with Lionbridge, but requesting additional time in order to evaluate our actual results of operations over the next few months.

Between October 21, 2016 and October 25, 2016, Union Square and management, at the direction of the Special Committee, continued to facilitate H.I.G.’s confirmatory due diligence work. On October 25, 2016, H.I.G. notified Union Square that it was still in the process of finalizing its assessment of our third quarter quality of earnings and needed to obtain refreshed commitment letters from its lenders. H.I.G. also informed Union Square that it could be in a position to enter into a definitive agreement in approximately two weeks.

On October 27, 2016, our Board of Directors held a regularly scheduled meeting. By invitation of our Board of Directors, representatives from Union Square and Goodwin Procter, as well as members of our senior management team, including Mr. Cowan, participated for a portion of the meeting. Mr. de Chazal and representatives of Union Square summarized for our Board of Directors the recent developments in the Special Committee’s review of a potential sale of Lionbridge, including the status of discussions with H.I.G. and Party D and, in particular, the fact that Party D had not indicated an interest in submitting a revised proposal with a firm price or moving to complete due diligence and enter into a definitive transaction agreement in the near term, and that H.I.G. had yet to submit a revised, complete and firm bid proposal. At the meeting, Goodwin Procter provided an overview of the Board of Directors’ fiduciary duties in the context of evaluating a potential sale of the Company for cash and Union Square provided an overview of its preliminary valuation analyses. Our Board of Directors discussed our long-range plan and prospects, and a number of material factors affecting our business. These factors included organic growth and business development opportunities, customer concentration, end-market diversification, revenue predictability (including the volatility of revenue from quarter to quarter from our largest customers and the multi-year decline in revenue from our largest customer), and price pressure in the core technology customer base that comprises a large portion of our revenue. In addition, our Board of Directors noted competitive pressure, technological advancements in or impacting the industry, pricing strategies and our ability to carry out restructuring activities away from higher-cost markets. Our Board of Directors also discussed material execution risks, including our access to capital to fund acquisitions and technological advances, efforts to diversify our suite of service offerings and customer base, the pace of our restructuring activities and our capacity to compete with evolving technologies in the industry. Our Board of Directors also discussed the risks and benefits of continuing to explore a potential sale transaction, given the protracted nature of the discussions to date and the possibility that ongoing diligence efforts would strain and distract management from the day-to-day operations of our business. After discussion, and based in part on the recommendation of the Special Committee, our Board of Directors indicated that while it would entertain a firm and final bid from H.I.G. and Party D, management’s focus should return to executing our long-term strategic plan and that no significant additional efforts should be expended on due diligence with H.I.G. or Party D. In an effort to pressure H.I.G. and Party D to either present a best and final proposal or terminate discussions, the Special Committee members recommended, and our Board of Directors concurred, that the Special Committee members should work with Union Square on messaging to inform H.I.G. and Party D that our review of a potential sale transaction was being terminated and the parties would have no further access to management or the virtual data room.

On October 28, 2016, at the instruction of the Special Committee, Union Square informed H.I.G. that our Board of Directors was terminating our sale process to pursue our long-term strategic plan. Also on October 28, 2016, at the instruction of the Special Committee, Mr. Cowan provided the same message to Party D, who reiterated that it remained interested in the business and would like to continue to have a dialogue with us, but expressed its concerns regarding volatility in the business, and therefore declined to submit a formal revised offer at that time. On November 2, 2016, H.I.G. telephoned Mr. Cowan and indicated that it intended to submit a firm and final bid the following week.

On November 7, 2016, H.I.G. telephoned Mr. Cowan and indicated that its lenders would not be in a position to provide updated debt commitment letters until the upcoming presidential election had occurred, and thus H.I.G. intended to submit a firm and final bid within the next few days.

On November 13, 2016, the Special Committee held a telephonic meeting with representatives from Union Square and Goodwin Procter to review recent discussions with H.I.G. By invitation of the Special Committee, Mr. Cowan also participated for a portion of the meeting. Following a discussion of the status of the minimal interaction with H.I.G. and Party D since the October 27 meeting of our Board of Directors, and noting that there had not been any material developments during that time period, the Special Committee reaffirmed the conclusions reached at the October 27 meeting of the Board of Directors.

On November 15, 2016, H.I.G. submitted an updated proposal to acquire all of our outstanding equity for an all-cash purchase price of $5.70 per share, which proposal included a debt commitment letter, a work plan outlining steps to signing a definitive agreement and a list of outstanding diligence items, including requests to perform certain customer diligence, facility site visits and a review of our October financial results (the “November 15 H.I.G. Proposal”). H.I.G. also noted in the November 15 H.I.G. Proposal that as a financial investor H.I.G. relies on skilled management and accordingly its proposal assumed that our management would remain in place following the closing. The November 15 H.I.G. Proposal also included a request for exclusivity through December 7, 2016.

On November 17, 2016, the Special Committee held a telephonic meeting with representatives from Union Square and Goodwin Procter to review the November 15 H.I.G. Proposal. By invitation of the Special Committee, Mr. Cowan also participated in the meeting. At the meeting, Union Square presented the Special Committee with preliminary valuation analyses based on management’s current forecasts and the views of Wall Street analysts. Goodwin Procter again reviewed the Special Committee’s fiduciary duties in the context of evaluating a potential sale of the Company for cash. The Special Committee again reviewed and discussed the risks and opportunities relating to our long-term strategic plan and prospects, and our ability to execute our strategic plan as an independent, stand-alone company. The Special Committee also noted that H.I.G.’s work plan suggested that the timeline and efforts towards signing a definitive agreement would be expedited and thus not a significant strain or distraction for management. The Special Committee also noted that H.I.G. had firm financing commitments sufficient to fund the acquisition. The Special Committee therefore believed that reaching an agreement with H.I.G. for a transaction was feasible on an expedited time frame and unanimously proposed to recommend that our Board of Directors consider moving forward with H.I.G. on the terms of the November 15 H.I.G. Proposal.

Later on November 17, 2016, our Board of Directors held a special telephonic meeting with representatives from Union Square and Goodwin Procter to review the November 15 H.I.G. Proposal and the Special Committee’s recommended action. By invitation of our Board of Directors, Mr. Cowan also participated for a portion of the meeting. Union Square and Goodwin Procter reported to our Board of Directors on the most recent discussions with H.I.G. and summarized the terms of the November 15 H.I.G. Proposal. Goodwin Procter again led a discussion of the Board of Directors’ fiduciary duties in the context of evaluating a potential sale of the Company for cash. Our Board of Directors then considered whether to pursue a transaction with H.I.G. at the offer price set forth in the November 15 H.I.G. Proposal (with or without exclusivity), engage in continued discussions with H.I.G. in an effort to obtain an increased offer price (with or without exclusivity), or to discontinue discussions with H.I.G. altogether and terminate any further evaluation of a potential sale of Lionbridge at this time. Goodwin Procter and Union Square summarized for our Board of Directors the steps and timeline to signing a definitive agreement for a transaction with H.I.G. should our Board of Directors determine to pursue that alternative, including H.I.G.’s request for customer calls and facility site visits, noting that considerable progress had been made between Kirkland & Ellis and Goodwin Procter on negotiation of the definitive transaction agreements. Union Square also presented our Board of Directors with the same preliminary valuation analyses that it presented to the Special Committee at the committee’s November 17 meeting. Our Board of Directors again reviewed and discussed the risks and opportunities relating to our long-term strategic plan and prospects, and our ability to execute on our strategic plan as an independent, stand-alone company. As part of this discussion, our Board of Directors concluded that we should continue discussions with H.I.G. After discussion of the value the November 15 H.I.G. Proposal would provide to Lionbridge stockholders, our Board of Directors, based in part on the recommendation of the Special Committee, determined that it would not consider pursuing a transaction at a price per share below $5.70 and agreed with the Special Committee that the Special Committee should continue to pursue a transaction with H.I.G. and should seek any additional increase in the offer price that may be available and to agree, in the Special Committee’s discretion, to engage exclusively depending on the final terms of the proposal.

On November 17, 2016, Mr. de Chazal, on behalf of the Special Committee, communicated to H.I.G. that if H.I.G. were interested in pursuing an acquisition of Lionbridge and negotiating on an exclusive basis, H.I.G. would have to increase its bid by $0.20, to $5.90. On November 18, 2016, H.I.G. informed Mr. de Chazal that it was unable to increase its offer price from $5.70. Over the course of November 18, 19 and 20, 2016, Mr. de Chazal, Union Square, Goodwin Procter, Mr. Cowan, and various members of our Board of Directors engaged in various discussions. Based on these discussions, the Special Committee determined that Union Square should communicate to H.I.G., on behalf of Lionbridge, that the Special Committee would support an all-cash purchase price of $5.90 per share, together with a limited period of exclusivity, and that the Special Committee might support a transaction lower than $5.90 but higher than $5.70 per share if the transaction included a “go-shop” provision to permit us to actively solicit potential competing proposals following the announcement of a transaction between us and H.I.G., coupled with a favorable termination fee structure pursuant to which there would be a materially lower termination fee payable by us to H.I.G. if we were to accept a superior proposal from a party contacted during the go-shop period.

On November 21, 2016, Union Square communicated the Special Committee’s position to H.I.G. Later on November 21, 2016, H.I.G. increased its all-cash purchase price to $5.75, but indicated that it was not willing to agree to a go-shop to permit us to actively solicit potential competing proposals following the announcement of a transaction between us and H.I.G. (the “November 21 H.I.G. Proposal”).

On November 22, 2016, the Special Committee held a telephonic meeting with representatives from Union Square and Goodwin Procter to review the November 21 H.I.G. Proposal. By invitation of the Special Committee, Mr. Cowan also participated in the meeting. Goodwin Procter again reviewed with the Special Committee its fiduciary duties and an overview of the interplay of the go-shop, termination fees and other deal protections. Goodwin Procter noted that the Special Committee had undertaken a so-called “market check” in connection with its evaluation of a potential sale transaction through the discussions that had occurred with interested parties, including Party X, Party Y, H.I.G., Party A, Party B, Party C, Party D, Party E and Party F, and its consideration of other logical potential buyers, but that the inclusion of a ~~go-shopprovision~~go-shop provision in the merger agreement, especially when coupled with a lower termination fee for parties approached during the go-shop period, could still benefit the Lionbridge stockholders. After discussion, the Special Committee instructed Union Square to inform H.I.G. that, as a condition to continuing discussions between the parties, and to do so on an exclusive basis, H.I.G. would have to agree to inclusion of a go-shop provision in the merger agreement, along with a customary and market tiered termination fee structure. The Special Committee agreed that, if and when the parties came to an agreement on price, Mr. Cowan would be authorized to engage in high-level discussions with H.I.G. to understand H.I.G.’s general approach to retaining management teams in connection with its investments in or acquisitions of businesses.

On November 22, 2016, Union Square communicated the Special Committee’s perspectives to H.I.G., and over the course of discussions throughout the day and into November 23, 2016, the parties agreed that the transaction would include a 45-day go-shop provision with a termination fee equal to 1.5% of our equity value, which would apply to a party who negotiated a superior transaction during the go-shop, other than those parties who had entered into confidentiality agreements with us as part of our current evaluation of a potential sale transaction. The parties agreed that the termination fee payable by us to H.I.G. if we were to accept a superior proposal from any other party (including a party who had entered into a confidentiality agreement with us as part of our current evaluation of a potential sale transaction) would be equal to 3.0% of our equity value, and that such fee would also be payable for customary termination events as described more fully below under the heading “The Merger Agreement—Termination Fees and Expenses.” The parties finalized and executed an exclusivity agreement on November 23, 2016, which provided for exclusivity on the agreed-upon terms, including a price per share of $5.75, until 11:59 p.m. on December 11, 2016.

Between November 23 and December 11, 2016, the parties and their respective legal counsel engaged in various telephonic discussions to negotiate the unresolved issues in the merger agreement and other transaction documents, and Union Square and management facilitated H.I.G.’s final confirmatory due diligence items, including customer calls and facility site visits. During this time, we provided H.I.G. with updated forecasts that had been prepared by management to reflect our actual performance for fiscal year 2016 to date, as more fully described under the heading “—Projected Financial Information” below.

On November 28, 2016, Mr. Cowan instructed his counsel at Ropes & Gray LLP to work with H.I.G. and Kirkland & Ellis to negotiate the terms of the rollover agreements pursuant to which Mr. Cowan and a family trust would contribute to a newly formed holding company (“Holdings”) immediately prior to the effective time of the merger, and on the same terms as H.I.G.’s investment in such holding company, a small portion of their shares of Lionbridge common stock in exchange for an ownership interest in Holdings valued at the per share merger consideration. Between November 28 and December 10, 2016 the parties and their respective legal counsel engaged in various telephonic discussions and exchanged drafts of the rollover agreement to negotiate the terms of the rollover and the rollover agreements.

Also during this time, on December 2, 2016, Mr. Cowan and a representative of H.I.G. engaged in a telephone call during which they discussed H.I.G.’s intentions for the Lionbridge management team on a post-closing basis. Although no terms were agreed upon or discussed with any specificity as to Mr. Cowan or any other members of the management team, the representative of H.I.G. provided Mr. Cowan with an overview of H.I.G.’s general approach to retaining management teams in connection with investments in or acquisitions of businesses. H.I.G. indicated that specific arrangements regarding management would be discussed and negotiated on a post-closing basis, but for members of management who would continue with Lionbridge post-closing, it intended to honor management’s existing employment agreements and other contractual commitments. Mr. Cowan reported this discussion to Mr. de Chazal, who informed the other members of the Special Committee. No members of management engaged in any discussions with any representatives of Party A, Party B, Party C, Party D, Party E, Party X or Party Y regarding the terms of any post-closing management arrangements. A description of the employment arrangements with our named executive officers, none of which have been amended in connection with the merger, can be found below under the heading “—Interests of Lionbridge’s Directors and Executive Officers in the Merger.”

On December 11, 2016, the Special Committee and our Board of Directors held a joint telephonic meeting at which representatives of management, Union Square and Goodwin Procter were present. At this meeting, Union Square reviewed with our Board of Directors its final analyses of the consideration offered in the proposed transaction from a financial point of view, and Goodwin Procter provided an update on the final negotiations with H.I.G. and Kirkland & Ellis. Union Square then delivered its oral opinion, subsequently confirmed in writing, that as of December 11, 2016, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Union Square as set forth in the written opinion, the merger consideration to be received by the holders of Lionbridge common stock (other than Excluded Shares) pursuant to the merger agreement was fair, from a financial point of view, to such holders. The analyses outlined by Union Square utilized the Management Case and the Wall Street Case, as more fully described under the headings “—Projected Financial Information” and “—Opinion of Lionbridge’s Financial Advisor” below. The full text of Union Square’s written opinion is attached below as Annex B to this proxy statement. The opinion of Union Square is more fully described under the heading “—Opinion of Lionbridge’s Financial Advisor” below. Our Board of Directors was aware of the general and limited conversation Mr. Cowan had with H.I.G. to understand H.I.G.’s general approach to retaining management teams in connection with investments in or acquisitions of businesses. After discussion, and upon recommendation of the Special Committee, our Board of Directors, other than Mr. Cowan who abstained from voting given expectations that he would be contributing a small portion of his shares of Lionbridge common stock to Parent at closing, unanimously adopted resolutions

(1) determining that the merger agreement, the merger and the other transactions contemplated thereby are advisable and in the best interests of Lionbridge and the Lionbridge stockholders, (2) approving the merger and the execution, delivery and performance by Lionbridge of the merger agreement and the transaction contemplated thereby, including consummation of the merger, (3) directing that the adoption of the merger agreement, the merger and the other transactions contemplated by the merger agreement be submitted to a vote of the Lionbridge stockholders, and (4) recommending adoption and approval of the merger agreement to the Lionbridge stockholders.

Subsequently, on December 12, 2016, before the opening of the U.S. stock markets, we and the Buyer Entities executed the merger agreement and we and H.I.G. issued a joint press release announcing the transaction.

(b) Lionbridge, Lionbridge’s Board of Directors, H.I.G., Parent, and Merger Sub have been named as defendants in a class action complaint filed on January 13, 2017, in the Court of Chancery of the State of Delaware, entitled Parshall v. Lionbridge Technologies, Inc. et al., C.A. No. 2017-0022-CB. The complaint alleges that the Lionbridge Board of Directors breached its fiduciary duties of disclosure in connection with the Preliminary Proxy Statement and that Lionbridge and H.I.G. aided and abetted these breaches. The complaint seeks an injunction preventing the consummation of the merger, compensatory damages and attorneys’ fees and costs. Lionbridge and H.I.G. believe that this lawsuit is without merit and intend to defend against it vigorously. Similar cases may also be filed in connection with the proposed merger. Amendment No. 1 amended the Preliminary Proxy Statement to report this development by adding a new section, on page 86 of Amendment No. 1 entitled “Litigation Related to the Merger”.

(c) Pursuant to the terms of the merger agreement, the consummation of the merger is conditioned upon, among other things, the expiration or termination of any waiting periods applicable to the consummation of the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”). On January 10, 2017 the U.S. Federal Trade Commission notified Lionbridge that early termination of the waiting period under the HSR Act was granted, effective immediately. The consummation of the merger remains subject to approval by Lionbridge’s stockholders and the satisfaction or waiver of other customary closing conditions set forth in the merger agreement. Amendment No. 1 amended the Preliminary Proxy Statement to update the relevant discussions to reflect that early termination was granted, including on page 10 of Amendment No. 1 under the heading “Summary Term Sheet – Regulatory Matters”, on page 79 of Amendment No. 1 under the heading “The Merger Agreement – Conditions to the Merger” and on page 86 of Amendment No. 1 under the heading “Regulatory Matters”.

(d) Due to a typographical error, the number $1,258,120, in the fifth row of the column titled “Total ($)” in the table under the heading “Golden Parachute Compensation for Lionbridge Named Executive Officers” on page 58 of the Preliminary Proxy Statement was amended and replaced by the number $2,258,120 by Amendment No. 1 on page 58 of Amendment No. 1.

(e) Due to a typographical error, footnote 8 to the table under the heading “Golden Parachute Compensation for Lionbridge Named Executive Officers” on page 58 of the Preliminary Proxy Statement was inadvertently numbered as footnote “(7)”. The number of this footnote was amended and replaced by a reference to “(8)”. The reference to footnote 6 in the column titled “Equity ($)” in the same table was amended and replaced by a reference to footnote 7, and the reference to footnote 7 in the fourth row of the column titled “Perquisites/Benefits ($)” was amended and replaced by a reference to footnote 8. These changes are reflected on pages 58 and 60 of Amendment No. 1.

(f) Reference to an applicable footnote was inadvertently omitted following reference to “Marc Litz” contained in the table under the heading “Golden Parachute Compensation for Lionbridge Named Executive Officers” on page 58 of the Preliminary Proxy Statement. Such table was therefore amended by Amendment No. 1 by adding reference in superscript to footnote 3 following reference to “Marc Litz” on page 58 of Amendment No. 1.

Additional Information About the Proposed Transaction and Where to Find It

Lionbridge plans to file with the SEC and furnish its stockholders with a definitive proxy statement in connection with the proposed transaction. Investors and security holders of Lionbridge are urged to read the proxy statement, as such may be supplemented from time to time, and any other relevant materials when they become available, because the proxy statement and such other materials will contain important information about Lionbridge, Merger Sub, Parent and the proposed transaction. The proxy statement, and other relevant materials (when they become available), and any and all other documents filed by Lionbridge with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Lionbridge files with the SEC by directing a written request to Lionbridge Technologies, Inc., 1050 Winter Street, Suite 2300, Waltham, Massachusetts 02451, Attention: Corporate Secretary. Copies of Lionbridge’s filings with the SEC, including the proxy statement and other proxy materials, may also be obtained at the “Investor Relations” section of Lionbridge’s website at www.investors.lionbridge.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

Lionbridge and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Lionbridge in connection with the proposed transaction. Information about those directors and executive officers of Lionbridge, including their ownership of Lionbridge securities, is set forth in the Preliminary Proxy Statement. Investors and security holders may obtain additional information regarding the direct and indirect interests of Lionbridge and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Forward-Looking Statements

This material contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction, the anticipated results of the transaction and the timing of the transaction. Lionbridge intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Lionbridge, may be identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “project,” or similar expressions. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, general economic conditions; uncertainties as to the timing of the merger; uncertainties as to whether the merger will be consummated; uncertainties as to whether Lionbridge’s stockholders will provide the requisite approval for the merger; the possibility that competing offers will be made; the possibility that certain conditions to the consummation of the merger will not be satisfied, including without limitation, whether the parties will be unable to obtain antitrust clearance on a timely basis or at all; the possibility that Lionbridge’s stockholders will file lawsuits challenging the merger; the diversion of Lionbridge’s management time and attention to issues relating to the merger; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or business partners) occurring prior to completion of the merger or if the merger is not completed; the difficulty retaining certain key employees of Lionbridge as a result of the announcement of the merger; the possibility that costs, fees, expenses or charges Lionbridge incurs in connection with the merger are greater than expected; the possibility that the merger agreement may be terminated in circumstances that require Lionbridge to reimburse certain expenses to or pay a termination fee related to the merger; and changes in the economic and financial conditions of the businesses of Lionbridge and the acquiring entities; and those risks and uncertainties discussed in Lionbridge’s Annual Report on Form 10-K for the year ended December 31, 2015 and under the heading “Risk Factors,” as updated from time to time by Lionbridge’s Quarterly Reports on Form 10-Q and other documents subsequently filed with the SEC. Lionbridge undertakes no obligation to update any forward-looking statements, which speak only as of the date of this document, except as expressly required by law. All forward-looking statements in this supplement are qualified in their entirety by this cautionary statement.